SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 4, 2013

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 4, 2013, we issued a press release commenting on our financial guidance for 2012 and announcing financial guidance for 2013. In addition, on the same day, we held a teleconference for analysts and media to discuss this guidance. The teleconference was web cast on our web site. The press release is attached to this Form 8-K as Exhibit 99.1.

We use non-GAAP financial measures, such as non-GAAP earnings per share, that differ from financial statements reported in conformity to U.S. generally accepted accounting principles (“GAAP”). The press release attached as Exhibit 99.1 includes a non-GAAP presentation of our 2012 earnings per share ("EPS") guidance, based on final results for the first three quarters of 2012. We also provided financial expectations for 2013, including providing EPS expectations on both a GAAP basis and a non-GAAP basis. We used non-GAAP financial measures to calculate EPS adjusted to exclude the effect of the following:
For 2012:

•	Income of $.43 per share from the early payment of Amylin's exenatide revenue sharing obligation with Lilly.

•	Asset impairment and restructuring charges of $.05 per share through the first nine months of 2012.
For 2013:

•	Exenatide-related income (estimated at $.28 per share) contingent upon the transfer of exenatide commercial rights outside the U.S. to Amylin.

The items that we exclude when we provide non-GAAP results or non-GAAP expectations are typically highly variable, difficult to predict, and of a size that could have a substantial impact on our reported operations for a period. We believe that these non-GAAP measures provide useful information to investors. Among other things, they may help investors evaluate our ongoing operations. They can assist in making meaningful period-over-period comparisons and in identifying operating trends that would otherwise be masked or distorted by the items subject to the adjustments. Management uses these non-GAAP measures internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets.

Investors should consider these non-GAAP measures in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. For the reasons described above for use of non-GAAP measures, our prospective earnings guidance is subject to adjustment for certain future matters, similar to those identified above, as to which prospective quantification generally is not feasible.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 are considered furnished to the Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

Exhibit Number    Description
99.1            Press release dated January 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)
By:     /s/ Donald A. Zakrowski
Title:     Vice President, Finance and Chief Accounting Officer

Dated: January 4, 2013